Exhibit 10.3
SECOND AMENDMENT TO LEASE
THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) is made and entered into effective as of April 28, 2009 (the “Effective Date”), by and between SUMO HOLDINGS IRVINE, LLC, a California limited liability company (“Lessor”) and OCB LLC, a California limited liability company (“OCB” or “Lessee”).
RECITALS
A.	On or about April 1, 1999, Lessor and American Reprographics Company, L.L.C., a California limited liability company (“ARC”) then the lessee, entered into a Lease Agreement related to certain real property commonly known as 17721 Mitchell North, Irvine, California 91714, as amended by that certain Amendment to Lease effective as of August 2, 2005 (collectively, the “Lease”).

B.	Lessor, ARC and OCB entered into an Assignment of Lease and Consent effective as of April 28, 2009 whereby ARC assigned all of its right, title and interest in and to the Lease to OCB.

C.	The Lessor and Lessee desire to amend the Lease, effective as of the Effective Date, in order to extend the term of the Lease on the terms set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the promises and of the covenants set forth below, the parties hereto agree as follows:
1.	As of the Effective Date, Paragraph 1.3 of the Lease is amended to read as follows:
1.3 Term: 5 years and 0 months (“Extended Term”) commencing April 1, 2009 and ending March 31, 2014 (“Extended Expiration Date”).
2. All other terms and conditions of the Lease shall remain in full force and effect except as expressly modified by this Amendment.
3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
[Signature page follows]

IN WITNESS WHEREOF, the parties, having read and considered the above provisions, indicate their agreement by their authorized signatures below:

LESSOR:		LESSEE:

SUMO HOLDINGS IRVINE, LLC, a California limited liability company		OCB LLC, a California limited liability company

By:	/s/ Kumarakulasingam Suriyakumar Name: Kumarakulasingam Suriyakumar	By:	/s/ Jonathan R. Mather Name: Jonathan R. Mather
	Its: Managing Director		Its: Chief Financial Officer